UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2023

Waste Connections, Inc.

(Exact name of registrant as specified in its charter)

Ontario, Canada	1-34370	98-1202763
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6220 Hwy 7, Suite 600

Woodbridge

Ontario L4H 4G3

Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 532-7510

Not Applicable

(Former name or address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	WCN	New York Stock Exchange Toronto Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Waste Connections, Inc. (the “Company”) held its 2023 annual meeting of shareholders on May 19, 2023 (the “Meeting”).

The Company’s shareholders (the “Shareholders”) elected each of the eight nominees for director by the votes indicated below:

Nominee for Director:	Total Votes For:	Total Votes Withheld:	Total Broker Non-Votes:
Andrea E. Bertone	222,424,465	559,643	6,669,445
Edward E. “Ned” Guillet	194,627,982	28,356,126	6,669,445
Michael W. Harlan	208,379,070	14,605,038	6,669,445
Larry S. Hughes	222,563,911	420,197	6,669,445
Elise L. Jordan	221,439,274	1,544,834	6,669,445
Susan “Sue” Lee	221,241,377	1,742,731	6,669,445
Ronald J. Mittelstaedt	218,434,526	4,549,582	6,669,445
William J. Razzouk	201,434,147	21,549,961	6,669,445

The Shareholders approved on a non-binding, advisory basis the compensation of the Company’s named executive officers as disclosed in the Company’s management information circular and proxy statement in respect of the Meeting (“say on pay”), by the votes indicated below:

Total Votes For:	212,844,064
Total Votes Against:	9,875,306
Total Votes Abstained:	264,738
Total Broker Non-Votes:	6,669,445

The Shareholders approved on a non-binding, advisory basis holding future say on pay votes every year by the votes indicated below:

Total Votes For Every Year:	216,366,415
Total Votes For Every Two Years:	67,981
Total Votes For Every Three Years:	965,413
Total Votes Abstained:	5,584,299
Total Broker Non-Votes:	6,669,445

The Shareholders approved the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2023 and authorized the Company’s Board of Directors to fix the auditor’s remuneration by the votes indicated below:

Total Votes For:	229,522,150
Total Votes Withheld:	131,403

Item 8.01. Other Events.

On May 19, 2023, the Company issued a press release announcing that the Shareholders had elected as the Company’s directors each of the nominees listed above under Item 5.07 at the Meeting. The press release announcing the election of the directors and related matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit.

99.1	Press Release, dated May 19, 2023, issued by Waste Connections, Inc.

104	The cover page of Waste Connections, Inc. on Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the U.S. Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.

Date: May 19, 2023	BY:	/s/ Mary Anne Whitney
Mary Anne Whitney
Executive Vice President and Chief Financial Officer